UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-07347

DWS ADVISOR FUNDS II

(FORMERLY SCUDDER ADVISOR FUNDS II

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

  DECEMBER 31, 2005

Annual Report to Shareholders

DWS EAFE® Equity Index Fund (formerly Scudder EAFE® Equity Index Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

DWS EAFE® Equity Index Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

EAFE® Equity Index Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may not be able to mirror the MSCI EAFE® Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the fund's investment advisor. There is no guarantee that the fund will be able to mirror the MSCI EAFE® Index closely to track its performance.

Average Annual Total Returns as of 12/31/05
DWS EAFE® Equity Index Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	13.57%	22.77%	3.84%	5.60%
MSCI EAFE® Index+	13.54%	23.68%	4.55%	5.84%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Fund commenced operations on January 24, 1996. Index returns begin January 31, 1996.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/05	$ 13.15
12/31/04	$ 11.89
Distribution Information: Twelve Months: Distributions as of 12/31/05	$ .36
Institutional Class Lipper Rankings — International Multi-Cap Core Funds Category as of 12/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	169	of	289	59
3-Year	115	of	232	50
5-Year	103	of	179	58

Source: Lipper Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the United States. It is not possible to invest directly in a Lipper category. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS EAFE® Equity Index Fund — Institutional Class [] MSCI EAFE® Index+

Yearly periods ended December 31
Comparative Results as of 12/31/05
DWS EAFE® Equity Index Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,135,700	$1,850,600	$1,207,300	$1,718,000
	Average annual total return	13.57%	22.77%	3.84%	5.60%
MSCI EAFE® Index+	Growth of $1,000,000	$1,135,400	$1,892,000	$1,249,400	$1,756,200
	Average annual total return	13.54%	23.68%	4.55%	5.84%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on January 24, 1996. Index returns begin January 31, 1996.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe , Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,156.10
Expenses Paid per $1,000*	$ 2.12
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/31/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,023.24
Expenses Paid per $1,000*	$ 1.99
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Institutional Class
DWS EAFE® Equity Index Fund	.40%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS EAFE® Equity Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for EAFE® Equity Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the portfolio. As of December 31, 2005, Northern Trust Corporation and its subsidiaries had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

Portfolio Manager

Steven Wetter

Vice President at NTI.

Joined NTI in 2003.

Responsible for non-US Index portfolio management and trading as well as managing non-US equity, currency overlay, and global bond index mandates.

From 1992 to 2003, he was a trader and portfolio manager at Deutsche Bank with its non-US indexing business. Beginning in 1998, he worked for the international group at DWS Scudder.

In the following interview, Portfolio Manager Steven Wetter, of Northern Trust Investments, N.A., the fund's subadvisor, discusses the recent market environment as well as the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index and DWS EAFE® Equity Index Fund during the 12-month period ended December 31, 2005.

Q: How did DWS EAFE Equity Index Fund perform during 2005?

A: For the 12-month period, DWS EAFE® Equity Index Fund produced a total return of 13.57% (Institutional Class shares), as compared with a return of 13.54% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. The net impact of fair-value pricing, transaction costs and fund expenses accounted for the difference in returns between the portfolio and the index.

The broad-based MSCI EAFE® Index is a group of international company stocks that is not available for direct investment. (Please see pages 5 and 6 for more complete performance information. Past performance is no guarantee of future results.)

Q: What were the primary factors affecting the international equity markets during the past 12 months?

A: International equities were strong performers over the past year, as the market environment was favorable in many areas. With corporate news flow positive and cash flow climbing to record levels, investor sentiment remained positive toward equities, particularly those outside the US marketplace. The benchmark's return was even higher in local currency terms, but the strengthening of the US dollar versus foreign currencies significantly reduced the US dollar return. (Since foreign shares are denominated in local-country currencies, a loss in the value of the local currencies versus the dollar decreases the value of the investment in US dollar terms.) Nonetheless, international equities as an asset class comfortably outperformed the 4.91% return of US stocks, as measured by the S&P 500 Index.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Which sectors within the MSCI EAFE® Index were the best and worst performers?

A: The clear winner during the past year was materials, which at the end of the period made up 7% of the fund's assets. China has continued to be a major consumer of raw and processed materials. The country has not experienced the economic slowdown that many had expected, with year-over-year gross domestic product growing at 9.4% in the third quarter. Strong growth has allowed China's infrastructure build-out to continue, feeding demand for steel, chemicals, resins and ores. A number of Japanese steel stocks — which are direct beneficiaries of China's growth — were among the top performers in the MSCI EAFE Index during 2005.

Energy stocks — which made up 8% of the fund at the close of the year — also performed particularly well, as the escalating price of crude oil provided a profit windfall for oil exploration and production companies. At the beginning of the annual period, energy prices stood near $45/barrel. In 2005, energy prices ascended on general supply/demand imbalances, intensified by increased demand from Asia. The US hurricane season contributed further to this imbalance by reducing supplies, sending oil to $70/barrel. With such a considerable upward price movement, companies either directly or peripherally related to this sector were beneficiaries of increased pricing power. Each of the four energy stocks within the top 20 holdings in the MSCI EAFE Index — BP PLC, Total S.A., Royal Dutch Shell PLC and Eni S.p.A. — produced double-digit returns for the year.

The most significant laggard during the 12-month period was the telecommunications services sector, the only one of the 10 industries in the index to post a negative total return. A lack of pricing power weighed on the performance of the major fixed-line telecom stocks in Continental Europe, including the large index components Telefonica S.A., Deutsche Telekom AG and France Telecom SA, all of which produced negative double-digit returns. In addition, shares of Vodafone Group PLC, which has the third-largest weighting in the index, lost ground due to a more challenging competitive environment in both Europe and Japan.

Among the other major industry sectors, industrials and financials outperformed the broader market, while health care, utilities, technology and consumer stocks, despite their positive absolute returns, underperformed.

Q: Which countries and regions out- and underperformed during the period?

A: On a regional basis, the Asian markets outperformed their European peers. Japan experienced a long-awaited rally due to several factors, including Prime Minister Junichiro Koizumi's reelection, the continuation of the reform process, and the expectation that the seven-year deflationary cycle is set to end in 2006. In fact, Japan's core consumer price index, which excludes prices of fresh foods, rose in December for the first time in two years, indicating that Japan may be in the final stage of overcoming deflation. The promising return to positive inflation in Japan would act as a lever allowing companies to raise prices, increase profitability and boost wages.

Stocks in Europe performed well, led by Austria and Denmark. The major Continental markets of France and Germany provided mid-single-digit returns as the economic outlook for the two countries remained muted. The UK market was the most notable laggard within Europe. Record consumer debt levels in the UK have been a burden on the economy, causing retail sales to flatten. Coupled with a slowdown in the previously hot residential housing market, the picture for the UK economy became clouded, and the market's return was subdued as a result.

Generally, countries with high levels of exposure to oils and/or metals and mining produced outstanding returns. Australia, Canada and Norway were all among the top country performers, with Canada the best of the 22 developed markets tracked by MSCI. Ireland was the worst performer in the index for the year.

Q: Have you made any changes to your investment approach?

A: We have made no changes in our strategy. Our goal is to maintain a fully invested posture, replicating the return and risk characteristics of the index. To this end, all changes made to the index in 2005 were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 22 of the largest developed markets outside the United States, across all sectors of the economy. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Geographic Diversification (Excludes Cash Equivalents)	12/31/05	12/31/04

Japan	26%	22%
United Kingdom	22%	25%
France	9%	9%
Switzerland	7%	7%
Germany	7%	7%
Netherlands	6%	5%
Australia	5%	5%
Italy	4%	4%
Spain	4%	4%
Other	10%	12%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/05	12/31/04

Financials	29%	28%
Consumer Discretionary	12%	13%
Industrials	11%	9%
Energy	8%	8%
Health Care	8%	8%
Materials	8%	7%
Consumer Staples	7%	8%
Information Technology	6%	6%
Telecommunication Services	6%	8%
Utilities	5%	5%
	100%	100%

Geographic diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (14.6% of Net Assets)	Country	Percent
1. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.1%
2. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	2.0%
3. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.7%
4. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.4%
5. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	1.4%
6. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	1.3%
7. Total SA Producer of oil and natural gas	France	1.3%
8. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	1.2%
9. Nestle SA Producer and seller of food products	Switzerland	1.2%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 34. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments in the EAFE® Equity Index Portfolio, at value	$ 308,813,092
Receivable for Fund shares sold	704,210
Due from Advisor	20,405
Other assets	7,208
Total assets	309,544,915
Liabilities
Payable for Fund shares redeemed	385,797
Other accrued expenses and payables	66,053
Total liabilities	451,850
Net assets, at value	$ 309,093,065
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(2,470,705)
Net unrealized appreciation (depreciation) on investments	98,411,619
Accumulated net realized gain (loss)	(46,872,898)
Paid-in capital	260,025,049
Net assets, at value	$ 309,093,065
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($309,093,065 ÷ 23,504,322 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 13.15
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income and expenses allocated from EAFE® Equity Index Portfolio: Dividends (net of foreign taxes withheld of $849,765)	$ 7,955,359
Interest — Cash Management QP Trust	145,018
Interest — Cash Management Fund Institutional	65,139
Interest	18,313
Expenses(a)	(1,037,187)
Net investment income from the EAFE® Equity Index Portfolio	7,146,642
Expenses: Administrator service fee	446,506
Auditing fees	27,448
Legal fees	29,988
Trustees' fees and expenses	4,415
Reports to shareholders	63,332
Registration fees	30,382
Other	1,874
Total expenses before expense reductions	603,945
Expense reductions	(471,932)
Total expenses after expense reductions	132,013
Net investment income (loss)	7,014,629
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,488,900)
Futures	2,563,507
Foreign currency related transactions	(520,619)
(446,012)
Net unrealized appreciation (depreciation) during the period on: Investments	32,576,511
Futures	(400,027)
Foreign currency related transactions	(603,391)
31,573,093
Net gain (loss) on investment transactions	31,127,081
Net increase (decrease) in net assets resulting from operations	$ 38,141,710
a For the year ended December 31, 2005, the Advisor for EAFE® Equity Index Portfolio waived/reimbursed fees in the amount of $167,385, all of which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 7,014,629	$ 4,780,954
Net realized gain (loss) on investment transactions	(446,012)	3,574,237
Net unrealized appreciation (depreciation) during the period on investment transactions	31,573,093	38,124,603
Net increase (decrease) in net assets resulting from operations	38,141,710	46,479,794
Distributions to shareholders from: Net investment income	(7,653,718)	(10,001,126)
Tax return of capital	(681,921)	—
Fund share transactions: Proceeds from shares sold	83,326,794	69,455,677
Reinvestment of distributions	8,027,440	9,084,704
Cost of shares redeemed	(97,155,321)	(60,738,784)
Redemption fees	1,210	—
Net increase (decrease) in net assets from Fund share transactions	(5,799,877)	17,801,597
Increase (decrease) in net assets	24,006,194	54,280,265
Net assets at beginning of period	285,086,871	230,806,606
Net assets at end of period (including accumulated distributions in excess of net investment income of $2,470,705 and $1,340,254, respectively)	$ 309,093,065	$ 285,086,871

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.89	$ 10.35	$ 7.77	$ 9.46	$ 12.27
Income (loss) from investment operations: Net investment income (loss)	.29[a]	.33	.17[a]	.16[a]	.19
Net realized and unrealized gain (loss) on investment transactions	1.33	1.64	2.64	(1.72)	(2.87)
Total from investment operations	1.62	1.97	2.81	(1.56)	(2.68)
Less distributions from: Net investment income	(.33)	(.43)	(.23)	(.13)	(.13)
Tax return of capital	(.03)	—	—	—	—
Total distributions	(.36)	(.43)	(.23)	(.13)	(.13)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 13.15	$ 11.89	$ 10.35	$ 7.77	$ 9.46
Total Return (%)[b]	13.57	19.42	36.45	(16.63)	(21.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	285	231	137	140
Ratio of expenses before expense reductions, including expenses of the EAFE® Equity Index Portfolio (%)	.56	.58	.60	.65	.63
Ratio of expenses after expense reductions, including expenses of the EAFE® Equity Index Portfolio (%)	.40	.40	.40	.40	.40
Ratio of net investment income (loss) (%)	2.35	1.98	1.99	1.83	1.68
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS EAFE® Equity Index Fund (formerly "EAFE® Equity Index Fund") (the "Fund") is a diversified series of the DWS Advisor Funds II (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the EAFE® Equity Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Prospectus and Statement of Additional Information.

On December 31, 2005, the Fund owned approximately 100% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended December 31, 2005, the Fund utilized $13,000 of a prior year capital loss carryforward. At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $42,600,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($13,400,000), December 31, 2009 ($14,100,000), December 31, 2010 ($14,900,000) and December 31, 2011 ($200,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $261,000 of net currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ —
Capital loss carryforwards	$ 42,600,000

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income	$ 7,653,718	$ 10,001,126
Return of capital distributions	$ 681,921	$ —

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

DeAM, Inc. is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended December 31, 2005, the Advisor and Administrator have contractually agreed to waive a portion of their fees and reimburse expenses of the Fund to the extent necessary to maintain the annual expenses at 0.40%, including expenses allocated from the Portfolio.

Accordingly, for the year ended December 31, 2005, the Administrator Service Fee was $446,506, all of which was waived. In addition, under this arrangement the Advisor and Administrator reimbursed the Fund in the amount of $25,426.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $19,160, of which $8,400 is unpaid.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold	6,916,415	$ 83,326,794	6,470,054	$ 69,455,677
Shares issued to shareholders in reinvestment of distributions	579,209	$ 8,027,440	787,494	$ 9,084,704
Shares redeemed	(7,959,691)	$ (97,155,321)	(5,599,016)	$ (60,738,784)
Redemption Fees		$ 1,210		$ —
Net increase (decrease)	(464,067)	$ (5,799,877)	1,658,532	$ 17,801,597

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2005 there were two unaffiliated shareholders who held 42%,and 12%, respectively, and one affiliated shareholder who held 11% of the outstanding shares of the Fund.

E. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

F. Subsequent Events

On January 13, 2006, DWS EAFE® Equity Index Fund, formerly a feeder fund in a master-feeder structure, received all of its assets from the master portfolio, EAFE® Equity Index Portfolio, and converted to a stand-alone fund. The master portfolio closed after the conversion of the feeder fund.

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds II and Shareholds of DWS EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS EAFE® Equity Index Fund (formerly "EAFE Equity Index Fund") (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note F, "Subsequent Events", effective January 13, 2006, the Fund became a stand-alone fund upon conversion of the master portfolio into the Fund.

Boston, Massachusetts March 1, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $512,375 and earned $6,785,868 of foreign source income year during the year ended December 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.29 per share as income earned from foreign sources for the year ended December 31, 2005.

For federal income tax purposes, the Fund designates $6,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following individuals hold the same position with the fund and the DWS Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )
		54
Martin J. Gruber 7/15/37 Trustee since 1992 for the fund and since 1999 for the DWS Investment Portfolios	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)
		51
Richard J. Herring 2/18/46 Trustee since 1995 for the fund and since 1999 for the DWS Investment Portfolios	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for the fund and since 1993 for the DWS Investment Portfolios	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[6,8] 12/14/56 Chief Legal Officer, since 2005	Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds II of which this fund is a series and DWS Investment Portfolios.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.
5 Executive title, not a board directorship
6 Address: 345 Park Avenue, New York, New York 10154
7 Address: Two International Place, Boston, Massachusetts 02110
8 Elected on December 2, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the DWS EAFE® Equity Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2005

	Shares	Value ($)

Common Stocks 95.6%
Australia 5.0%
Alinta Ltd.	3,780	30,898
Alumina Ltd.	39,127	212,835
Amcor Ltd.	30,791	168,619
AMP Ltd.	53,882	303,762
Ansell Ltd.	2,546	20,625
Aristocrat Leisure Ltd.	11,798	106,557
Australia & New Zealand Banking Group Ltd.	54,497	956,845
Australian Gas & Light Co., Ltd.	16,260	204,908
Australian Stock Exchange Ltd.	4,390	104,595
AXA Asia Pacific Holdings Ltd.	18,956	70,595
Babcock & Brown Ltd.	2,317	29,131
BHP Billiton Ltd.	105,523	1,759,916
BlueScope Steel Ltd.	24,736	126,394
Boral Ltd.	13,615	80,847
Brambles Industries Ltd.	27,583	204,638
Caltex Australia Ltd.	1,505	21,382
Centro Properties Group	31,415	145,782
CFS Gandel Retail Trust	45,527	66,752
CFS Gandel Retail Trust (Unit)*	1,426	2,091
Coca-Cola Amatil Ltd.	18,969	107,217
Cochlear Ltd.	1,114	37,347
Coles Myer Ltd.	31,773	237,819
Commonwealth Bank of Australia	36,445	1,142,188
Commonwealth Property Office Fund	22,142	20,696
Computershare Ltd.	10,718	53,352
CSL Ltd.	5,559	173,200
CSR Ltd.	25,654	65,448
DB RREEF Trust	51,291	52,266
Downer EDI Ltd.	2,059	10,838
Foster's Group Ltd.	66,505	272,052
Futuris Corp., Ltd.	11,043	15,706
General Property Trust	51,669	155,302
Harvey Norman Holdings Ltd.	9,201	19,696
Iluka Resources Ltd.	2,479	14,248
ING Industrial Fund	10,536	17,224
Insurance Australia Group Ltd.	49,201	195,495
Investa Property Group	30,734	44,724
John Fairfax Holdings Ltd.	38,931	114,447
Leighton Holdings	4,873	63,874
Lend Lease Corp., Ltd.	14,197	150,705
Lion Nathan Ltd.	5,624	31,499
Macquarie Airports	9,059	21,052
Macquarie Bank Ltd.	6,798	339,633
Macquarie Communications Infrastructure Group	8,274	34,453
Macquarie Goodman Group	42,963	150,552
Macquarie Infrastructure Group	71,385	186,303
Mayne Pharma Ltd.*	22,896	42,634
Mirvac Group	33,586	101,442
Multiplex Group	8,300	19,167
National Australia Bank Ltd.	44,389	1,054,347
Newcrest Mining Ltd.	11,381	202,745
Onesteel Ltd.	8,598	21,116
Orica Ltd.	8,679	129,797
Origin Energy Ltd.	26,752	147,285
Pacific Brands Ltd.	8,016	15,632
Paperlinx Ltd.	8,341	23,481
Patrick Corp., Ltd.	24,398	132,358
Perpetual Trustees Australia Ltd.	1,300	64,806
Publishing & Broadcasting Ltd.	2,483	29,998
Qantas Airways Ltd.	18,814	55,722
QBE Insurance Group Ltd.	24,108	346,402
Rinker Group Ltd.	26,794	323,122
Rio Tinto Ltd.	8,087	409,072
Santos Ltd.	20,039	179,960
Sonic Healthcare Ltd.	10,322	111,993
Stockland	39,174	186,670
Suncorp Metway Ltd.	16,609	244,130
Symbion Health Ltd.	22,896	59,251
TABCORP Holding Ltd.	14,914	170,234
Telstra Corp., Ltd.	68,952	198,657
Toll Holdings Ltd.	4,152	45,353
Transurban Group	22,352	108,149
Wesfarmers Ltd.	10,714	290,379
Westfield Group	44,103	587,148
Westpac Banking Corp., Ltd.	55,846	931,401
Woodside Petroleum Ltd.	14,100	405,096
Woolworths Ltd.	32,987	407,480
(Cost $8,304,378)		15,389,535
Austria 0.4%
Boehler-Uddeholm AG	260	43,878
Erste Bank der Oesterreichischen Sparkassen AG	3,980	220,866
Flughafen Wien AG	250	17,886
Immofinanz Immobilien Anlagen AG*	10,849	104,090
Mayr Melnhof Karton AG	150	20,898
Meinl European Land Ltd.*	2,162	38,166
Oesterreichische Elektrizititaetswirtschafts AG "A"	280	99,872
OMV AG	5,250	306,042
RHI AG*	250	6,729
Telekom Austria AG	11,217	251,881
Voestalpine AG	670	67,349
Wienerberger AG	2,310	91,984
(Cost $644,693)		1,269,641
Belgium 1.2%
Agfa Gevaert NV	2,975	54,276
Barco NV	214	16,088
Bekaert NV	369	34,490
Belgacom SA	4,634	151,145
Cofinimmo	119	18,836
Colruyt NV	515	71,092
Compagnie Maritime Belge SA	830	27,366
Delhaize Group	2,152	140,636
Dexia	16,478	380,022
Euronav SA	830	24,084
Fortis	35,247	1,124,594
Groupe Bruxelles Lambert SA	1,991	195,289
Interbrew	5,477	238,425
KBC Bankverzekeringsholding	5,527	514,640
Mobistar SA	744	59,015
Omega Pharma SA	424	22,092
SA D'Ieteren NV	90	24,773
Solvay SA	1,907	210,192
UCB SA	2,752	129,281
Umicore	632	74,523
(Cost $2,252,931)		3,510,859
Bermuda 0.0%
Frontline Ltd.(Cost $27,665)	1,700	64,984
Denmark 0.8%
A P Moller-Maersk AS	37	382,799
Bang & Olufsen AS "B"	261	26,837
Carlsberg AS "B"	1,050	56,315
Coloplast AS "B"	812	50,380
Dampskibsselskabet Torm AS	435	21,053
Danisco AS	1,415	108,337
Danske Bank AS	13,607	479,333
De Sammensluttede Vognmaend AS	648	79,997
FLSmidth & Co. AS "B"	744	21,959
GN Store Nord AS	6,554	85,799
H. Lundbeck AS	2,105	43,590
NKT Holding AS	557	25,543
Novo Nordisk AS "B"	7,313	411,371
Novozymes AS "B"	1,619	88,631
Ostasiatiske Kompagni	461	43,452
TDC AS	6,047	362,225
Topdanmark AS*	546	47,392
Vestas Wind Systems AS*	4,730	77,682
William Demant Holding AS*	765	42,304
(Cost $1,099,057)		2,454,999
Finland 1.4%
Amer Group Ltd.	2,100	39,108
Cargotec Corp. "B"*	1,200	41,612
Elisa Oyj "A"	4,300	79,671
Fortum Oyj	12,500	234,412
Kesko Oyj "B"	1,900	53,873
Kone Oyj "B"*	2,400	95,271
Metso Oyj	3,000	82,115
Neste Oil Oyj*	3,875	109,552
Nokia Oyj	127,000	2,322,989
Nokian Renkaat Oyj	3,100	39,087
Orion Oyj "B"	2,200	40,736
Outokumpu Oyj	3,200	47,545
Rautaruukki Oyj	2,400	58,390
Sampo Oyj "A"	11,300	196,925
Stora Enso Oyj "R"	17,100	231,599
TietoEnator Oyj	2,240	81,812
UPM-Kymmene Oyj	14,900	292,120
Uponor Oyj	1,800	38,358
Wartsila Oyj "B"	1,800	53,276
YIT-Yhtyma Oyj	2,100	89,826
(Cost $2,934,802)		4,228,277
France 8.4%
Accor SA	5,590	307,472
Air France	3,869	82,861
Alcatel SA*	35,313	437,720
Alstom*	3,197	184,023
Atos Origin SA*	1,845	121,556
Autoroutes du Sud de la France	1,979	117,147
Axa	42,430	1,369,348
BNP Paribas SA	22,146	1,792,045
Bouygues SA	5,679	277,675
Business Objects SA*	1,527	61,809
CapGemini SA*	3,829	153,719
Carrefour SA	15,816	741,118
Casino Guichard-Perrachon SA	945	62,932
CNP Assurances	777	61,265
Compagnie de Saint-Gobain	8,736	519,713
Compagnie Generale des Etablissements Michelin "B"	4,250	238,899
Credit Agricole SA	16,779	528,599
Dassault Systemes SA	1,982	111,904
Essilor International SA	2,763	223,090
France Telecom SA	47,393	1,177,719
Gecina SA	171	19,637
Groupe Danone	6,668	696,667
Hermes International	487	121,827
Imerys SA	1,152	83,331
Klepierre	490	46,003
L' Air Liquide SA	3,100	596,390
L'Oreal SA	8,439	627,430
Lafarge SA	4,866	437,825
Lagardere S.C.A.	3,422	263,335
LVMH Moet- Hennessy Louis Vuitton SA	6,974	619,652
Neopost SA	859	86,137
PagesJaunes SA	3,445	89,687
Pernod Ricard SA	2,003	349,537
Pinault-Printemps-Redoute SA	1,920	216,284
PSA Peugeot Citroen	4,498	259,336
Publicis Groupe	3,900	135,746
Renault SA	5,272	430,041
Sagem SA	5,325	127,346
Sanofi-Aventis	29,349	2,571,225
Schneider Electric SA	6,439	574,403
SCOR	15,577	33,564
Societe BIC SA	1,073	63,834
Societe des Autoroutes du Nord et de l'Est de la France*	451	30,541
Societe des Autoroutes Paris-Rhin-Rhone	839	59,995
Societe Generale	9,887	1,216,172
Societe Television Francaise 1	3,454	95,851
Sodexho Alliance SA	2,348	96,737
Suez SA (a)	24,775	771,408
Suez SA (a)	3,124	97,197
Technip SA	2,450	147,348
Thales SA	2,114	95,856
Thomson SA	7,747	162,339
Total SA	15,683	3,939,939
Total SA VVPR Strip*	972	0
Unibail	1,371	182,439
Valeo SA	2,050	76,232
Veolia Environnement	9,378	424,564
Vinci SA	4,390	377,585
Vivendi Universal SA	30,116	943,414
Zodiac SA	882	56,648
(Cost $16,701,137)		25,794,116
Germany 6.1%
Adidas-Salomon AG	1,383	261,973
Allianz AG (Registered)	10,584	1,603,139
Altana AG	2,010	109,463
BASF AG	15,113	1,157,809
Bayer AG	18,712	781,784
Beiersdorf AG	553	68,088
Celesio AG	1,138	97,893
Commerzbank AG	16,322	502,800
Continental AG	3,726	330,753
DaimlerChrysler AG	25,655	1,310,289
Deutsche Bank AG (Registered) (b)	13,887	1,346,503
Deutsche Boerse AG	2,857	292,781
Deutsche Lufthansa AG (Registered)	6,416	95,025
Deutsche Post AG	19,577	474,667
Deutsche Telekom AG (Registered)	76,792	1,280,070
Douglas Holdings AG	650	25,010
E.ON AG	17,528	1,813,465
Epcos AG*	1,350	17,677
Fresenius Medical Care AG	1,066	112,321
HeidelbergCement AG VVPR Strip*	104	0
Heidelberger Druckmaschinen AG	1,322	50,585
Hochtief AG	1,606	71,928
Hypo Real Estate Holding AG	3,920	204,106
Infineon Technologies AG*	19,063	174,456
IVG Immobilien AG	1,687	35,371
KarstadtQuelle AG*	2,059	31,275
Linde AG	2,435	189,601
MAN AG	4,013	214,175
Merck KGaA	1,544	127,864
Metro AG	4,152	200,555
MLP AG	1,150	23,853
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,846	656,219
Premiere AG*	1,539	26,966
Puma AG	455	132,783
RWE AG	11,920	882,711
SAP AG	6,285	1,139,635
Schering AG	4,699	314,874
Siemens AG (Registered)	22,571	1,934,659
Suedzucker AG	1,245	29,229
ThyssenKrupp AG	10,252	213,860
TUI AG	6,169	126,350
Volkswagen AG	4,958	261,851
Wincor Nixdorf AG	421	44,544
(Cost $12,545,422)		18,768,960
Greece 0.6%
Alpha Bank AE	7,874	229,881
Coca-Cola Hellenic Bottling Co. SA	3,920	115,465
Cosmote Mobile Telelcommunications SA	3,670	81,598
EFG Eurobank Ergasias	5,980	187,896
Emporiki Bank of Greece SA (a)	1,860	62,935
Emporiki Bank of Greece SA (a)	465	15,800
Germanos SA	1,260	21,212
Hellenic Petroleum SA	2,970	41,772
Hellenic Technodomiki SA	2,280	14,738
Hellenic Telecommunications Organization SA*	10,230	218,003
Intracom SA	2,190	14,520
National Bank of Greece SA	8,981	382,136
OPAP SA	6,889	237,336
Piraeus Bank SA	4,650	99,533
Public Power Corp. (PPC)	3,486	76,186
Titan Cement Co.	2,230	91,083
Viohalco, Hellenic Copper and Aluminum Industry SA	3,290	26,486
(Cost $1,202,934)		1,916,580
Hong Kong 1.5%
ASM Pacific Technology Ltd.	5,000	28,374
Bank of East Asia Ltd.	42,971	129,684
BOC Hong Kong Holdings Ltd.	105,000	202,453
Cathay Pacific Airways Ltd.	35,000	61,390
Cheung Kong (Holdings) Ltd.	42,000	431,448
Cheung Kong Infrastrucure Holdings Ltd.	10,000	31,211
CLP Holdings Ltd.	49,600	287,545
Esprit Holdings Ltd.	26,815	190,556
Giordano International Ltd.	26,000	14,587
Hang Lung Properties Ltd.	63,000	98,315
Hang Seng Bank Ltd.	21,800	284,813
Henderson Land Development Co., Ltd.	22,000	103,564
Hong Kong & China Gas Co., Ltd.	100,887	214,690
Hong Kong Electric Holding Ltd.	39,500	195,879
Hong Kong Exchanges & Clearing Ltd.	32,000	132,686
Hopewell Holdings Ltd.	21,000	52,814
Hutchison Telecommunications International Ltd.*	30,000	43,334
Hutchison Whampoa Ltd.	60,100	572,813
Hysan Development Co.	13,660	33,826
Johnson Electric Holdings Ltd.	36,000	34,126
Kerry Properties Ltd.	11,156	29,567
Kingboard Chemical Holdings Ltd.	8,900	24,105
Li & Fung Ltd.	55,000	106,047
Link (REIT)*	65,000	123,232
MTR Corp., Ltd.	38,301	75,578
New World Development Co., Ltd.	65,350	90,183
Orient Overseas International Ltd.	4,400	14,925
PCCW Ltd.	119,443	73,558
SCMP Group Ltd.	27,200	10,085
Shangri-La Asia Ltd.	36,499	60,960
Sino Land Co., Ltd.	32,747	39,912
Solomon Systech International Ltd.	28,000	11,556
Sun Hung Kai Properties Ltd. (REIT)	37,297	364,376
Swire Pacific Ltd. "A"	26,500	237,533
Techtronic Industries Co., Ltd.	30,000	71,386
Television Broadcasts Ltd.	9,000	47,823
Wharf Holdings Ltd.	36,102	127,811
Wing Hang Bank Ltd.	4,000	28,786
Yue Yuen Industrial (Holdings) Ltd.	18,000	50,028
(Cost $3,575,906)		4,731,559
Ireland 0.8%
Allied Irish Banks PLC	26,532	566,973
Bank of Ireland PLC (b)	25,404	400,008
Bank of Ireland PLC (b)	4,336	68,325
C&C Group PLC	8,628	55,159
CRH PLC	16,352	481,074
DCC PLC	2,107	45,150
Depfa Bank PLC	10,713	158,412
Eircom Group PLC	23,313	54,649
Elan Corp. PLC*	12,546	169,327
Fyffes PLC	7,415	20,191
Grafton Group PLC (Units)*	6,932	75,502
Greencore Group PLC	4,345	17,284
IAWS Group PLC	3,475	49,986
Independent News & Media PLC	19,065	57,330
Irish Life & Permanent PLC	8,361	170,850
Kerry Group PLC	4,249	94,119
Kingspan Group PLC	2,310	29,126
Paddy Power PLC	1,301	18,637
Ryanair Holdings PLC*	5,147	50,576
Waterford Wedgwood PLC (Units)*	5,002	355
(Cost $2,103,497)		2,583,033
Italy 3.6%
Alleanza Assicurazioni SpA	12,046	148,888
Assicurazioni Generali SpA	27,827	972,518
Autogrill SpA	3,093	42,367
Autostrade SpA	8,564	205,415
Banca Antonventeta SpA	3,070	95,553
Banca Fideuram SpA	8,881	48,260
Banca Intesa SpA	92,622	490,707
Banca Intesa SpA (RCN)	28,797	142,337
Banca Monte dei Paschi di Siena SpA	31,366	146,587
Banca Nazionale del Lavoro SpA*	36,581	120,613
Banca Popolare di Milano	10,530	115,377
Banche Popolari Unite	10,297	225,770
Banco Popolari di Verona e Novara	10,549	213,436
Benetton Group SpA	1,610	18,337
Bulgari SpA	3,349	37,389
Capitalia SpA	41,015	237,447
Enel SpA	122,529	962,487
Eni SpA	74,971	2,079,604
Fiat SpA*	13,826	120,473
Fineco SpA	2,988	28,760
Finmeccanica SpA	8,407	162,732
Gruppo Editoriale L'Espresso SpA	2,322	12,247
Italcementi SpA	2,001	37,359
Lottomatica SpA*	657	23,747
Luxottica Group SpA	4,644	117,823
Mediaset SpA	23,538	249,406
Mediobanca SpA	13,729	262,173
Mediolanum SpA	6,085	40,126
Mondadori (Arnoldo) Editore SpA	3,666	34,092
Pirelli & C. Accomandita per Azioni	84,527	77,656
San Paolo IMI SpA	31,494	492,545
SeatPagine Gialle SpA*	129,754	60,601
Snam Rete Gas SpA	29,235	120,188
Telecom Italia Media SpA*	43,490	23,015
Telecom Italia SpA	304,463	886,716
Telecom Italia SpA (Saving Shares)	171,547	425,483
Terna SpA	33,898	83,675
Tiscali SpA*	2,936	9,298
UniCredito Italiano SpA (a)	101,852	699,379
UniCredito Italiano SpA (a)	129,186	890,130
(Cost $7,283,595)		11,160,716
Japan 24.5%
ACOM Co., Ltd.	2,300	147,827
Aderans Co., Ltd.	500	15,008
Advantest Corp.	2,200	221,800
AEON Co., Ltd.	19,200	488,405
AEON Credit Services Co., Ltd.	1,130	106,930
Aiful Corp.	1,950	162,865
Aisin Seiki Co., Ltd.	6,000	220,291
Ajinomoto Co., Inc.	17,000	173,986
All Nippon Airways Co., Ltd.	13,000	52,911
Alps Electric Co., Ltd.	6,000	83,588
Amada Co., Ltd.	12,000	105,821
Aoyama Trading Co., Ltd.	2,200	74,431
Asahi Breweries Ltd.	11,000	134,218
Asahi Glass Co., Ltd.	30,000	387,417
Asahi Kasei Corp.	35,000	236,825
Asatsu, Inc.	1,100	34,977
Astellas Pharma, Inc.	15,400	600,670
Autobacs Seven Co., Ltd.	1,100	57,735
Bank of Yokohama Ltd.	34,000	278,204
Benesse Corp.	1,900	66,537
Bridgestone Corp.	20,000	416,331
Canon Sales Co., Inc.	2,000	42,735
Canon, Inc.	22,000	1,287,150
Casio Computer Co., Ltd.	7,000	117,166
Central Glass Co., Ltd.	3,000	16,611
Central Japan Railway Co.	45	431,170
Chiyoda Corp.	4,000	91,915
Chubu Electric Power Co., Inc.	17,600	419,350
Chugai Pharmaceutical Co., Ltd.	9,000	193,072
Citizen Watch Co., Ltd.	8,000	66,477
COMSYS Holdings Corp.	3,000	42,913
Credit Saison Co., Ltd.	4,800	239,725
CSK Corp.	2,100	104,880
Dai Nippon Printing Co., Ltd.	18,000	320,516
Daicel Chemical Industries Ltd.	6,000	43,142
Daido Steel Co., Ltd.	8,000	76,449
Daiichi Sankyo Co., Ltd.*	18,272	352,472
Daikin Industries Ltd.	7,000	204,774
Daimaru, Inc.	7,000	101,022
Dainippon Ink & Chemical, Inc.	21,000	90,991
Dainippon Screen Manufacturing Co., Ltd.	5,000	41,845
Daito Trust Construction Co., Ltd.	2,500	129,309
Daiwa House Industry Co., Ltd.	14,000	218,900
Daiwa Securities Group, Inc.	38,000	430,797
Denki Kagaku Kogyo Kabushiki Kaisha	17,000	75,101
Denso Corp.	15,100	521,109
DENTSU, Inc.	59	192,106
Dowa Mining Co., Ltd.	10,000	108,365
E*Trade Securities Co., Ltd.	10	77,246
East Japan Railway Co.	100	687,667
Ebara Corp.	8,000	43,210
Eisai Co., Ltd.	7,000	293,806
Electric Power Development Co., Ltd.	3,600	123,627
FamilyMart Co., Ltd.	2,300	77,814
FANCU Ltd.	5,100	432,874
Fast Retailing Co., Ltd.	1,800	175,978
Fuji Electric Holdings Co., Ltd.	13,000	68,894
Fuji Photo Film Co., Ltd.	15,000	496,036
Fuji Television Network, Inc.	21	52,885
Fujikura Ltd.	11,000	89,168
Fujitsu Ltd.	50,000	380,718
Hankyu Department Stores, Inc.	2,000	17,467
Hikari Tsushin, Inc.	500	47,060
Hino Motors Ltd.	6,000	38,004
Hirose Electric Co., Ltd.	900	120,041
Hitachi Chemical Co., Ltd.	3,900	103,175
Hitachi Construction Machinery Co., Ltd.	2,000	46,636
Hitachi Ltd.	91,000	613,431
Hitachi Software Engineering Co., Ltd.	300	6,283
Hokkaido Electric Power Co., Inc.	4,800	97,681
Hokugin Financial Group, Inc.	31,000	144,834
Honda Motor Co., Ltd.	22,500	1,283,970
House Food Corp.	3,000	45,534
Hoya Corp.	12,100	435,019
IBIDEN Co., Ltd.	3,900	208,996
Inpex Corp.	10	89,032
Isetan Co., Ltd.	6,000	127,952
Ishikawajima-Harima Heavy Industries Co., Ltd.*	35,000	110,697
ITO EN, Ltd.	1,100	65,850
Itochu Corp.	43,000	358,774
Itochu Techno-Science Corp.	600	28,745
JAFCO Co., Ltd.	600	53,572
Japan Airlines Corp.	19,000	51,715
Japan Real Estate Investment Corp. (REIT)	11	90,660
Japan Retail Fund Investment Corp. (REIT)	9	69,903
Japan Tobacco, Inc.	26	379,192
JFE Holdings, Inc.	16,225	544,800
JGC Corp.	7,000	133,251
JSR Corp.	6,000	157,714
Kajima Corp.	30,000	172,468
Kamigumi Co., Ltd.	6,000	53,267
Kaneka Corp.	9,000	108,746
Kansai Electric Power Co., Inc.	21,900	470,738
Kansai Paint Co., Ltd.	3,000	25,718
Kao Corp.	16,000	428,711
Katokichi Co., Ltd.	3,300	22,469
Kawasaki Heavy Industries Ltd.	43,000	156,781
Kawasaki Kisen Kaisha Ltd.	13,000	81,570
KDDI Corp.	72	415,144
Keihin Electric Express Railway Co., Ltd.	12,000	94,628
Keio Electric Railway Co., Ltd.	16,000	95,646
Keisei Electric Railway Co., Ltd.	5,000	34,129
Keyence Corp.	870	247,497
Kikkoman Corp.	6,000	58,252
Kinden Corp.	6,000	54,182
Kintetsu Corp.	43,900	175,697
Kirin Brewery Co., Ltd.	22,000	256,497
Kobe Steel Ltd.	82,000	265,604
Kokuyo Corp.	3,000	44,465
Komatsu Ltd.	27,000	446,661
Komori Corp.	2,000	36,800
Konami Co., Ltd.	3,200	70,412
Konica Minolta Holdings, Inc.	15,000	152,754
Koyo Seiko Co., Ltd.	4,000	74,448
Kubota Corp.	30,000	252,088
Kuraray Co., Ltd.	12,000	124,340
Kuraya Sanseido, Inc.	5,100	73,818
Kurita Water Industries	3,000	57,108
Kyocera Corp.	4,900	357,315
Kyowa Hakko Kogyo Co., Ltd.	10,000	69,784
Kyushu Electric Power Co.	10,800	234,434
Lawson, Inc.	1,900	78,297
Leopalace21 Corp.	4,000	145,165
Mabuchi Motor Co., Ltd.	700	38,877
Makita Corp.	3,000	73,769
Marubeni Corp.	38,000	203,960
Marui Co., Ltd.	10,000	196,295
Matsumotokiyoshi Co., Ltd.	500	15,814
Matsushita Electric Industrial Co., Ltd.	60,614	1,169,261
Matsushita Electric Works Ltd.	12,000	112,130
Meiji Dairies Corp.	8,000	40,497
Meiji Seika Kaisha Ltd.	12,000	63,798
Meitec Corp.	1,100	35,630
Millea Holdings, Inc.	43	740,153
Minebea Co., Ltd.	8,000	42,668
Mitsubishi Chemical Holdings Corp.*	33,000	207,903
Mitsubishi Corp.	35,000	774,579
Mitsubishi Electric Corp.	55,000	389,409
Mitsubishi Estate Co., Ltd.	33,000	685,547
Mitsubishi Gas & Chemical Co., Ltd.	10,000	94,544
Mitsubishi Heavy Industries Ltd.	86,000	379,192
Mitsubishi Logistics Corp.	3,000	50,519
Mitsubishi Materials Corp.	31,000	158,503
Mitsubishi Rayon Co., Ltd.	17,000	112,435
Mitsubishi Securities Co., Ltd.	7,000	87,845
Mitsubishi UFJ Financial Group, Inc.	212	2,876,161
Mitsui & Co., Ltd.	42,000	539,534
Mitsui Chemicals, Inc.	20,000	134,481
Mitsui Engineering & Shipbuilding Co., Ltd.	14,000	45,584
Mitsui Fudosan Co., Ltd.	22,000	446,772
Mitsui Mining & Smelting Co., Ltd.	19,000	119,379
Mitsui O.S.K. Lines Ltd.	31,000	270,480
Mitsui Sumitomo Insurance Co., Ltd.	35,260	431,426
Mitsui Trust Holdings, Inc.	15,100	181,300
Mitsukoshi Ltd.	15,000	97,935
Mitsumi Electric Co., Ltd.	900	10,180
Mizuho Financial Group, Inc.	279	2,214,304
Murata Manufacturing Co., Ltd.	6,000	384,619
Namco Bandai Holdings, Inc.*	5,350	78,207
NEC Corp.	54,000	336,083
NEC Electronics Corp.	1,000	32,815
Net One Systems Co., Ltd.	18	43,499
NGK Insulators Ltd.	9,000	133,853
NGK Spark Plug Co., Ltd.	6,000	129,732
Nichii Gakkan Co.	300	7,631
Nichirei Corp.	9,000	37,546
Nidec Corp.	3,200	272,150
Nikko Cordial Corp.	23,500	372,222
Nikon Corp.	8,000	126,239
Nintendo Co., Ltd.	3,000	362,488
Nippon Building Fund, Inc.	12	101,242
Nippon Electric Glass Co., Ltd.	6,000	131,004
Nippon Express Co., Ltd.	25,000	152,414
Nippon Meat Packers, Inc.	5,000	52,487
Nippon Mining Holdings, Inc.	24,000	170,738
Nippon Oil Co., Ltd.	35,000	271,548
Nippon Sheet Glass Co., Ltd.	10,000	43,668
Nippon Steel Corp.	181,000	644,592
Nippon Telegraph & Telephone Corp.	151	686,276
Nippon Unipac Holdings	32	128,071
Nippon Yusen Kabushiki Kaisha	30,000	205,537
Nishi-Nippon City Bank Ltd.	12,000	71,633
Nishimatsu Construction Co., Ltd.	5,000	20,520
Nissan Chemical Industries Ltd.	4,000	56,913
Nissan Motor Co., Ltd.	67,000	678,891
Nisshin Seifun Group, Inc.	6,600	69,730
Nisshin Steel Co., Ltd.	29,000	93,687
Nisshinbo Industries	2,000	21,860
Nissin Food Products Co., Ltd.	2,800	80,960
Nitto Denko Corp.	4,700	366,244
NOK Corp.	3,300	89,541
Nomura Holdings, Inc.	51,300	983,067
Nomura Real Estate Office Fund, Inc. (REIT)	3	21,368
Nomura Research Institute Ltd.	700	85,768
NSK Ltd.	16,000	109,348
NTN Corp.	13,000	102,735
NTT Data Corp.	39	194,115
NTT DoCoMo, Inc.	485	740,238
Obayashi Corp.	19,000	140,001
Obic Co., Ltd.	200	44,058
Odakyu Electric Railway Co., Ltd.	20,000	119,049
Oji Paper Co., Ltd.	25,000	147,751
Oki Electric Industry Co., Ltd.	15,000	54,818
Okumura Corp.	1,000	5,622
Olympus Corp.	7,000	184,000
Omron Corp.	7,000	161,445
Onward Kashiyama Co.	4,000	78,687
Oracle Corp.	1,100	54,657
Oriental Land Co., Ltd.	1,600	87,234
ORIX Corp.	2,400	611,523
Osaka Gas Co.	61,000	210,514
Pioneer Corp.	5,400	74,909
Promise Co., Ltd.	2,700	179,718
Q.P. Corp.	2,000	17,823
Rakuten, Inc.	119	115,029
Resona Holding, Inc.*	130	523,594
Ricoh Co., Ltd.	20,000	350,193
ROHM Co., Ltd.	3,200	348,124
Ryohin Keikaku Co., Ltd.	400	34,901
Sanken Electric Co., Ltd.	2,000	32,272
Sankyo Co., Ltd.	1,300	75,287
Santen Pharmaceutical Co., Ltd.	2,000	55,285
Sanyo Electric Co., Ltd.*	50,000	135,668
Sapporo Holdings Ltd.	5,000	28,024
SBI Holdings, Inc.	179	121,119
Secom Co., Ltd.	6,400	334,829
Sega Sammy Holdings, Inc.	4,000	133,972
Seiko Epson Corp.	3,300	82,965
Seino Transportation Co.	4,000	43,583
Sekisui Chemical Co., Ltd.	14,000	94,730
Sekisui House Ltd.	15,000	188,748
Seven & I Holdings Co., Ltd.*	23,600	1,010,557
SFCG Co., Ltd.	130	31,416
Sharp Corp.	27,000	410,718
Shimachu Co., Ltd.	700	21,249
Shimamura Co., Ltd.	700	96,867
Shimano, Inc.	2,500	65,714
Shimizu Corp.	18,000	132,327
Shin-Etsu Chemical Co., Ltd.	11,500	611,396
Shinko Securities Co., Ltd.	12,000	60,440
Shinsei Bank Ltd.	27,000	156,137
Shionogi & Co., Ltd.	10,000	140,840
Shiseido Co., Ltd.	11,000	205,198
Showa Denko KK	34,000	132,615
Showa Shell Sekiyu KK	5,000	59,694
Skylark Co., Ltd.	2,000	31,882
SMC Corp.	1,500	214,313
Softbank Corp.	21,600	912,096
Sojitz Corp.*	7,000	41,548
Sompo Japan Insurance, Inc.	24,000	324,586
Sony Corp.	28,900	1,181,142
Stanley Electric Co., Ltd.	4,700	76,397
Sumitomo Bakelite Co., Ltd.	2,000	16,518
Sumitomo Chemical Co., Ltd.	42,000	288,464
Sumitomo Corp.	30,000	387,926
Sumitomo Electric Industries Ltd.	20,000	303,727
Sumitomo Heavy Industries Ltd.	18,000	151,100
Sumitomo Metal Industries Ltd.	116,000	446,551
Sumitomo Metal Mining Co., Ltd.	17,000	210,311
Sumitomo Mitsui Finance Group, Inc.	138	1,462,670
Sumitomo Osaka Cement Co., Ltd.	12,000	35,002
Sumitomo Realty & Development Co., Ltd.	12,000	260,991
Sumitomo Rubber Industries Ltd.	4,000	56,981
Suzuken Co., Ltd.	1,900	60,737
T&D Holdings, Inc.	6,550	434,316
Taiheiyo Cement Corp.	29,000	117,785
Taisei Corp.	29,000	131,556
Taisho Pharmaceutical Co., Ltd.	5,000	93,696
Taiyo Nippon Sanso Corp.	6,000	40,090
Taiyo Yuden Co., Ltd.	2,000	27,558
Takara Holdings, Inc.	4,000	23,742
Takashimaya Co., Ltd.	8,000	127,799
Takeda Chemical Industries Ltd.	25,300	1,368,669
Takefuji Corp.	3,320	225,490
Tanabe Seiyaku Co., Ltd.	6,000	58,303
TDK Corp.	3,600	248,171
Teijin Ltd.	27,000	171,476
Teikoku Oil Co., Ltd.	5,000	65,460
Terumo Corp.	4,800	142,044
The 77 Bank Ltd.	8,000	60,779
The Bank of Fukuoka Ltd.	17,000	145,445
The Bank of Kyoto Ltd.	7,000	84,580
The Chiba Bank Ltd.	19,000	159,334
The Furukawa Electric Co., Ltd.*	19,000	148,539
The Gunma Bank Ltd.	10,000	73,939
The Joyo Bank Ltd.	19,000	113,096
The Shizuoka Bank Ltd.	17,000	170,382
The Sumitomo Trust & Banking Co., Ltd.	36,000	367,830
The Suruga Bank Ltd.	6,000	75,652
THK Co., Ltd.	3,700	96,630
TIS, Inc.	1,000	30,864
Tobu Railway Co., Ltd.	26,000	136,245
Toda Corp.	6,000	32,967
Toho Co., Ltd.	4,300	96,256
Tohoku Electric Power Co., Inc.	12,200	248,272
Tokuyama Corp.	6,000	77,076
Tokyo Broadcasting System, Inc.	1,000	27,134
Tokyo Electric Power Co.	32,700	794,383
Tokyo Electron Ltd.	4,900	307,873
Tokyo Gas Co., Ltd.	64,000	284,360
Tokyo Steel Manufacturing Co., Ltd.	2,600	37,699
Tokyo Style Co., Ltd.	2,000	24,505
Tokyo Tatemono Co., Ltd.	5,000	49,816
Tokyu Corp.	28,000	198,007
Tokyu Land Corp.	13,000	129,961
TonenGeneral Sekiyu K.K.	10,000	107,517
Toppan Printing Co., Ltd.	17,000	198,635
Toray Industries, Inc.	38,000	309,967
Toshiba Corp.	86,000	513,368
Tosoh Corp.	15,000	65,884
Tostem Inax Holding Corp.	6,848	137,035
TOTO Ltd.	10,000	84,538
Toyo Seikan Kaisha Ltd.	5,000	81,443
Toyo Suisan Kaisha Ltd.	2,000	32,289
Toyobo Co., Ltd.	20,000	66,986
Toyoda Gosei Co., Ltd.	900	17,552
Toyota Industries Corp.	6,000	215,712
Toyota Motor Corp.	83,600	4,338,254
Toyota Tsusho Corp.	5,000	113,622
Trend Micro, Inc.	3,000	113,452
Ube Industries Ltd.	29,000	78,687
Uni-Charm Co.	1,400	62,916
UNY Co., Ltd.	6,000	94,679
Ushio, Inc.	4,000	93,441
USS Co., Ltd.	800	51,011
Wacoal Corp.	4,000	54,199
West Japan Railway Corp.	48	200,246
Yahoo Japan Corp.	226	343,019
Yakult Honsha Co., Ltd.	3,000	62,322
Yamada Denki Co., Ltd.	2,100	262,823
Yamaha Corp.	5,000	83,139
Yamaha Motor Co., Ltd.	6,000	156,696
Yamato Transport Co., Ltd.	11,000	182,439
Yamazaki Baking Co., Ltd.	5,000	40,700
Yokogawa Electric Corp.	7,000	119,303
ZEON Corp.	4,000	52,911
(Cost $51,056,777)		75,715,332
Luxembourg 0.1%
Arcelor	14,570	361,375
Stolt-Nielsen SA	1,200	39,738
(Cost $254,904)		401,113
Netherlands 5.4%
ABN AMRO Holding NV	49,703	1,299,850
Aegon NV	39,780	647,564
Akzo Nobel NV	7,649	354,529
ASML Holding NV*	14,087	281,851
Buhrmann NV	2,219	32,654
Corio NV	1,310	71,187
Euronext NV	2,583	134,553
European Aeronautic Defence & Space Co.	6,825	257,756
Fortis Bank Nederland (Holdings) NV VVPR Strip*	50	0
Getronics NV	2,768	37,227
Hagemeyer NV*	10,177	33,013
Heineken NV	7,425	235,408
ING Groep NV	52,820	1,832,234
James Hardie Industries NV	10,043	66,263
Koninklijke (Royal) KPN NV	59,680	598,449
Koninklijke (Royal) Philips Electronics NV	37,465	1,164,314
Koninklijke Ahold NV*	33,843	253,622
Koninklijke Ahold NV (ADR)*	11,830	89,080
Koninklijke DSM NV	4,684	191,316
Oce NV	1,190	17,174
QIAGEN NV*	3,029	35,645
Randstad Holdings NV	1,070	46,478
Reed Elsevier NV	20,286	283,396
Rodamco Europe NV	1,277	106,282
Royal Dutch Shell PLC "A"	117,827	3,596,191
Royal Dutch Shell PLC "B"	79,637	2,545,749
Royal Numico NV*	4,586	189,919
SBM Offshore NV	806	65,126
STMicroelectronics NV	18,029	323,797
TNT NV	11,290	352,868
Unilever NV	16,271	1,114,378
Vedior NV	5,399	80,026
VNU NV	7,146	236,969
Wereldhave NV	498	46,960
Wolters Kluwer NV	7,862	158,978
(Cost $12,910,794)		16,780,806
New Zealand 0.2%
Auckland International Airport Ltd.	33,452	45,229
Contact Energy Ltd.	10,746	48,650
Fisher & Paykel Appliances Holdings Ltd.	4,480	10,615
Fisher & Paykel Corp., Ltd.	18,285	47,446
Fletcher Building Ltd.	15,863	81,782
Kiwi Income Property Trust	23,532	20,407
Sky City Entertainment Group Ltd.	11,722	37,541
Sky Network Television Ltd.*	4,696	20,202
Telecom Corp. of New Zealand Ltd.	56,363	231,310
The Warehouse Group Ltd.	3,494	8,470
Tower Ltd.*	5,324	7,562
Vector Ltd.*	3,419	6,117
(Cost $345,916)		565,331
Norway 0.7%
DNB NOR ASA	20,450	218,156
Norsk Hydro ASA	4,340	445,620
Norske Skogindustrier ASA	5,071	80,581
Orkla ASA	5,864	242,838
Petroleum Geo-Services ASA*	1,800	55,472
Prosafe ASA	900	38,204
Schibsted ASA	1,200	35,737
Smedvig ASA "A"	900	26,269
Statoil ASA	20,050	460,455
Storebrand ASA	7,950	68,613
Tandberg ASA	3,600	22,029
Tandberg Television ASA*	1,650	21,819
Telenor ASA	22,400	219,875
Tomra Systems ASA	5,300	37,928
Yara International ASA	6,650	96,805
(Cost $1,028,537)		2,070,401
Portugal 0.3%
Banco BPI SA	9,159	41,855
Banco Comercial Portugues SA	60,011	165,540
Banco Espirito Santo e Comercial de Lisboa SA	3,035	48,867
Brisa-Auto Estrada de Portugal SA	9,427	79,910
CIMPOR-Cimentos de Portugal	4,045	22,268
Electricidade de Portugal	56,109	172,711
Jeronimo Martins, SGPS SA	1,588	23,876
Portugal Telecom, SGPS SA (Registered)	23,242	235,264
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS SA	2,832	32,355
Sonae Industria-SGPS SA*	1,634	12,382
Sonae SGPS SA	24,104	33,673
(Cost $658,799)		868,701
Singapore 0.8%
Ascendas Real Estate Investment Trust (REIT)	36,750	43,101
Capitaland Ltd.	39,750	82,242
CapitaMall Trust (REIT)	30,300	40,822
Chartered Semiconductors Manufacturing Ltd.*	26,400	20,642
City Developments Ltd.	14,000	73,257
ComfortDelGro Corp., Ltd.	64,000	61,588
Creative Technologies Ltd.	1,000	8,180
Datacraft Asia Ltd.*	4,000	4,040
DBS Group Holdings Ltd.	35,513	352,428
Fraser And Neave Ltd.	4,860	54,076
Haw Par Corp., Ltd.	4,245	13,149
Jardine Cycle & Carriage Ltd.	5,774	38,548
Keppel Corp.	18,750	124,049
Keppel Land Ltd.	1,000	2,201
Neptune Orient Lines Ltd.	26,000	52,543
Oversea-Chinese Banking Corp., Ltd.	72,008	290,171
Overseas Union Enterprises	3,000	19,667
Parkway Holdings Ltd.	9,000	11,422
SembCorp Industries Ltd.	29,449	48,531
SembCorp Logistics Ltd.	4,196	4,290
SembCorp Marine Ltd.	19,000	31,540
Singapore Airlines Ltd.	19,000	141,702
Singapore Exchange Ltd.	25,000	43,605
Singapore Post Ltd.	28,000	19,367
Singapore Press Holdings Ltd.	52,758	136,444
Singapore Technologies Engineering Ltd.	44,000	75,686
Singapore TeleCommunications Ltd.	211,580	332,135
STATS ChipPAC Ltd.*	36,000	24,034
Suntec Real Estate Investment Trust (REIT)*	22,000	14,290
United OverSeas Bank Ltd.	36,448	320,056
United Overseas Land Ltd.	16,544	24,975
Venture Corp., Ltd.	8,000	66,400
Wing Tai Holdings Ltd.	16,333	14,441
(Cost $1,942,491)		2,589,622
Spain 3.4%
Abertis Infraestructuras SA	6,068	152,730
Acciona SA	871	97,395
Acerinox SA	5,836	84,915
ACS, Actividades de Construccion y Servicios SA	6,917	222,824
Altadis SA	7,927	359,625
Antena 3 de Television SA	2,684	63,997
Banco Bilbao Vizcaya Argentaria SA	94,905	1,694,359
Banco Popular Espanol SA	24,220	295,343
Banco Santander Central Hispano SA	166,296	2,195,188
Cintra Concesiones de Infraestructuras de Transporte SA	6,186	71,552
Corporacion Mapfre SA	3,256	53,774
Ebro Puleva SA	2,061	34,233
Endesa SA	26,670	701,588
Fomento de Construcciones y Contratas SA	1,152	65,328
Gamesa Corporacion Tecnologica SA	4,068	59,527
Gas Natural SDG SA	5,315	148,879
Grupo Ferrovial SA	1,802	124,803
Iberdrola SA	22,710	620,806
Iberia Lineas Aereas de Espana SA	11,243	30,481
Indra Sistemas SA	3,458	67,591
Industria de Diseno Textil SA	6,259	204,146
Inmobiliaria Colonial SA	768	43,534
Metrovacesa SA	1,613	97,964
NH Hoteles SA	1,973	30,950
Promotora de Informaciones SA (Prisa)	2,251	38,375
Repsol YPF SA	25,628	748,512
Sacyr Vallehermoso SA	3,031	73,921
Sociedad General de Aguas de Barcelona SA "A"	1,689	35,993
Sogecable SA*	1,251	50,149
Telefonica Publicidad e Informacion SA	3,881	32,944
Telefonica SA	124,837	1,878,468
Union Fenosa SA	6,207	230,962
Zeltia SA*	3,485	24,260
(Cost $6,464,110)		10,635,116
Sweden 2.4%
Alfa Laval AB	900	19,485
Assa Abloy AB "B"	9,700	152,621
Atlas Copco AB "A"	9,513	211,946
Atlas Copco AB "B"	6,726	134,190
Axfood AB	500	13,972
Billerud AB	1,000	13,091
Capio AB*	2,100	37,403
Castellum AB	1,500	54,000
Electrolux AB "B"	9,285	241,343
Eniro AB	6,200	78,041
Fabege AB	2,895	55,207
Gambro AB "A"	6,300	68,793
Gambro AB "B"	3,600	39,197
Getinge AB "B"	6,000	82,699
Hennes & Mauritz AB "B"	14,900	506,388
Hoganas AB "B"	600	12,990
Holmen AB "B"	1,900	62,779
Lundin Petroleum AB*	3,500	37,007
Modern Times Group MTG AB "B"*	1,200	50,072
Nordea Bank AB	67,414	700,064
OM Hex AB*	3,100	43,118
Oriflame Cosmetics SA (SDR)	400	11,530
Sandvik AB	6,400	298,068
SAS AB*	1,500	19,731
Scania AB "B"	3,000	108,566
Securitas AB "B"	8,400	139,568
Skandia Forsakrings AB	33,700	201,916
Skandinaviska Enskilda Banken AB "A"	15,160	311,997
Skanska AB "B"	10,600	161,445
SKF AB "B"	12,400	174,032
SSAB Svenskt Stal AB "A"	2,250	81,849
SSAB Svenskt Stal AB "B"	90	3,047
Svenska Cellulosa AB "B"	6,366	237,989
Svenska Handelsbanken AB "A"	14,800	366,996
Swedish Match AB	11,165	131,403
Tele2 AB "B"	9,900	106,234
Telefonaktiebolaget LM Ericsson "B"	456,100	1,567,314
TeliSonera AB (a)	57,751	310,399
TeliSonera AB (a)	1,600	8,619
Trelleborg AB "B"	2,300	45,887
Volvo AB "A"	2,910	133,513
Volvo AB "B"	6,980	329,034
Wihlborgs Fastigheter AB*	579	13,993
WM-Data AB "B"	7,800	24,938
(Cost $3,993,157)		7,402,474
Switzerland 7.0%
ABB Ltd. (a)*	54,498	528,785
ABB Ltd. (a)*	7,601	73,671
Adecco SA (Registered)	4,281	197,427
Ciba Specialty Chemicals AG (Registered)	2,114	136,745
Clariant AG (Registered)*	6,750	99,397
Compagnie Financiere Richemont AG "A" (Bearer)	14,941	650,375
Credit Suisse Group (Registered)	36,830	1,877,866
Geberit AG (Registered)	156	123,466
Givaudan SA	190	128,758
Holcim Ltd. (Registered)	5,236	356,624
Kudelski SA (Bearer)*	1,000	29,717
Kuehne & Nagel International AG (Registered)	247	69,642
Kuoni Reisen AG (Registered) "B"*	46	19,043
Logitech International SA (Registered)*	2,200	103,383
Lonza Group AG (Registered)	1,150	70,363
Micronas Semiconductor Holdings AG (Registered)*	690	22,842
Nestle SA (Registered)	12,313	3,682,515
Nobel Biocare Holding AG	100	21,902
Nobel Biocare Holding AG (Bearer)	624	137,237
Novartis AG (Registered)	71,038	3,732,867
Phonak Holding AG (Registered)	709	30,539
PSP Swiss Property AG*	770	33,401
Rieter Holdings AG	73	21,666
Roche Holding AG (Genusschein)	21,176	3,179,502
Schindler Holding AG (Participating)	104	41,234
Serono SA "B"	200	159,355
SGS Holdings SA (Registered)	125	105,399
SIG Holding AG (Registered)	110	24,025
Straumann SA (Registered)	150	34,759
Sulzer AG (Registered)	105	55,614
Swatch Group AG (Bearer)	1,144	169,765
Swatch Group AG (Registered)	1,800	54,450
Swiss Re (Registered)	9,771	715,323
Swisscom AG (Registered)	672	212,102
Syngenta AG (Registered)*	3,303	410,974
Synthes, Inc.	1,526	171,407
UBS AG (Registered)	31,584	3,006,855
Unaxis Holding AG (Registered)*	276	41,566
Valora Holding AG (Registered)*	90	17,448
Zurich Financial Services AG (Registered)*	4,476	953,754
(Cost $12,986,318)		21,501,763
United Kingdom 21.0%
3i Group PLC	16,791	244,834
Aegis Group PLC	28,210	59,213
Alliance Unichem PLC	8,689	119,670
AMEC PLC	7,045	41,635
Amvescap PLC	20,785	158,062
Anglo American PLC	41,499	1,412,988
ARM Holdings PLC	38,181	79,485
Arriva PLC	5,966	59,791
Associated British Ports Holdings PLC	9,351	94,439
AstraZeneca Group PLC	6,372	311,602
AstraZeneca PLC	39,910	1,942,539
Aviva PLC	69,978	848,800
BAA PLC	30,645	330,584
BAE Systems PLC	95,330	626,129
Balfour Beatty PLC	14,325	87,740
Barclays PLC	185,622	1,951,307
Barratt Developments PLC	8,077	137,019
BBA Group PLC	16,408	92,735
Bellway PLC	2,380	46,230
Berkeley Group Holdings PLC*	4,489	85,806
BG Group PLC	100,761	995,950
BHP Billiton PLC	72,334	1,181,660
BOC Group PLC	14,247	293,654
Boots Group PLC	20,563	214,041
Bovis Homes Group PLC	2,635	36,132
BP PLC	606,980	6,464,278
Brambles Industries PLC	24,199	173,615
Britannic Group PLC	4,709	52,500
British Airways PLC*	15,414	88,576
British America Tobacco PLC	46,451	1,038,947
British Land Co. PLC	15,721	288,332
British Sky Broadcasting Group PLC	34,765	296,973
Brixton PLC	6,007	44,699
BT Group PLC	245,245	939,881
Bunzl PLC	11,331	124,378
Burberry Group PLC	9,259	68,460
Cable & Wireless PLC	65,846	135,096
Cadbury Schweppes PLC	59,242	560,083
Capita Group PLC	20,424	146,444
Carnival PLC	5,128	291,150
Cattles PLC	8,499	48,145
Centrica PLC	105,568	462,702
Close Brothers Group PLC	2,533	39,549
Cobham PLC	39,770	115,979
Compass Group PLC	61,357	232,770
Cookson Group PLC*	3,667	26,814
Corus Group PLC	108,255	109,889
Daily Mail & General Trust "A"	8,137	110,318
Davis Service Group PLC	3,601	30,017
De Lau Rue PLC	2,619	21,065
Diageo PLC	86,380	1,252,097
DSG International PLC	53,577	150,944
Electrocomponents PLC	16,012	77,412
EMAP PLC	7,376	109,518
EMI Group PLC	27,224	113,584
Enterprise Inns PLC	10,526	169,872
First Choice Holidays PLC	9,855	42,389
FirstGroup PLC	10,787	74,561
FKI PLC	16,691	33,312
Friends Provident PLC	55,115	179,694
Gallaher Group PLC	19,882	300,166
George Wimpey PLC	9,766	80,652
GKN PLC	24,082	119,327
GlaxoSmithKline PLC	169,403	4,281,519
Great Portland Estates PLC	245	1,810
Group 4 Securicor PLC	38,300	106,091
GUS PLC	26,108	463,562
Hammerson PLC	9,213	161,997
Hanson PLC	21,281	233,963
Hays PLC	56,416	121,815
HBOS PLC	111,773	1,909,594
Hilton Group PLC	48,697	304,552
HMV Group PLC	8,717	27,108
HSBC Holdings PLC	327,831	5,262,434
ICAP PLC	12,399	86,397
IMI PLC	11,801	102,127
Imperial Chemical Industries PLC	33,910	193,696
Imperial Tobacco Group PLC	20,617	616,141
Inchcape PLC	1,957	76,802
InterContinental Hotels Group PLC	12,594	181,903
Intertek Group PLC	5,316	63,749
Invensys PLC*	153,281	48,788
iSOFT Group PLC	4,900	32,837
ITV PLC	116,723	225,925
J Sainsbury PLC	38,762	210,240
Johnson Mathey PLC	6,101	148,214
Kelda Group PLC	10,023	133,473
Kesa Electricals PLC	14,930	66,786
Kingfisher PLC	69,800	284,916
Land Securities Group PLC	13,317	381,025
Legal & General Group PLC	185,179	388,693
Liberty International PLC	7,791	131,430
Lloyds TSB Group PLC	162,910	1,369,201
LogicaCMG PLC	32,926	100,411
London Stock Exchange PLC	6,643	70,862
Man Group PLC	8,296	272,620
Marconi Corp. PLC*	6,676	44,422
Marks & Spencer Group PLC	47,133	409,517
Meggitt PLC	10,072	62,731
MFI Furniture Group PLC	10,649	14,657
Misys PLC	15,595	64,060
Mitchells & Butlers PLC	14,424	103,733
National Express Group PLC	3,467	51,329
National Grid PLC	77,190	754,999
National Power PLC*	44,214	182,188
Next PLC	7,368	194,587
Pearson PLC	22,847	270,244
Persimmon PLC	7,886	170,684
Pilkington PLC	24,287	62,261
Premier Farnell PLC	7,443	22,122
Provident Financial PLC	8,907	83,902
Prudential PLC	68,153	644,915
Punch Taverns PLC	6,342	92,638
Rank Group PLC	16,572	87,176
Reckitt Benckiser PLC	17,713	585,125
Reed Elsevier PLC	36,305	341,047
Rentokil Initial PLC	51,529	144,952
Reuters Group PLC	40,914	303,040
Rexam PLC	16,810	146,922
Rio Tinto PLC	30,438	1,390,387
Rolls-Royce Group PLC*	44,913	330,345
Royal & Sun Alliance Insurance Group PLC	80,679	174,551
Royal Bank of Scotland Group PLC	92,579	2,795,404
SABMiller PLC	25,558	466,549
Schroders PLC	4,396	71,852
Scottish & Newcastle PLC	21,641	181,140
Scottish & Southern Energy PLC	24,447	426,499
Scottish Power PLC	55,522	519,182
Serco Group PLC	16,202	87,599
Severn Trent PLC	10,627	198,196
Signet Group PLC	55,336	102,346
Slough Estates PLC	12,154	125,152
Smith & Nephew PLC	28,779	265,149
Smiths Group PLC	16,026	288,411
SSL International PLC	3,036	15,958
Stagecoach Group PLC	19,880	39,505
Stolt Offshore SA*	5,800	67,459
Tate & Lyle PLC	13,864	134,293
Taylor Woodrow PLC	19,387	126,917
Tesco PLC	229,573	1,309,361
The Peninsular and Oriental Steam Navigation Co.	21,253	170,397
The Sage Group PLC	36,547	162,228
Tomkins PLC	22,686	116,996
Travis Perkins PLC	3,190	76,838
Trinity Mirror PLC	9,763	96,248
Unilever PLC	78,737	780,968
United Business Media PLC	7,149	78,350
United Utilities PLC	24,704	285,197
Vodafone Group PLC	1,834,333	3,960,745
Whitbread PLC	7,281	118,881
William Hill PLC	11,248	103,631
Wolseley PLC	16,814	354,374
WPP Group PLC	33,945	367,351
Yell Group PLC	21,420	197,717
(Cost $46,949,693)		64,950,341
Total Common Stocks (Cost $197,267,513)		295,354,259

Preferred Stocks 0.2%
Belgium 0.0%
Fortis VVPR Strip*(Cost $2)	2,223	158
Germany 0.2%
Fresenius Medical Care AG	624	58,250
Henkel KGaA	1,691	170,168
Porsche AG	245	176,055
ProSiebensat. 1 Media AG	2,063	39,933
RWE AG	1,035	66,707
Volkswagen AG	3,083	118,624
(Cost $445,569)		629,737
Total Preferred Stocks (Cost $445,571)		629,895

Cash Equivalents 1.5%
Cash Management QP Trust, 4.26% (c) (Cost $4,547,423)	4,547,423	4,547,423
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $202,260,507)+	97.3	300,531,577
Other Assets and Liabilities, Net	2.7	8,281,531
Net Assets	100.0	308,813,108
* Non-income producing security.
+ The cost for federal income tax purposes was $208,811,417. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $91,720,160. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $101,395,925 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,675,765.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) Affiliated issuer. This security is owned in proportion with its representation in the index.
(c) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

SDR: Swedish Depositary Receipt

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
DJ Euro Stoxx 50 Index	3/17/2006	123	5,152,636	5,224,834	72,198
FTSE 100 Index	3/17/2006	31	2,948,122	2,995,324	47,202
Hang Seng Stock Index	1/26/2006	3	296,538	287,052	(9,486)
SPI 200 Index	3/16/2006	7	589,543	606,439	16,896
TOPIX Index	3/9/2006	23	3,117,056	3,205,198	88,142
Total net unrealized appreciation on futures					214,952

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $197,713,084)	$ 295,984,154
Investment in Cash Management QP Trust (cost $4,547,423)	4,547,423
Total investments in securities, at value (cost $202,260,507)	300,531,577
Foreign currency, at value (cost $7,411,773)*	7,400,966
Unrealized appreciation on forward foreign currency exchange contracts	3,831
Dividends receivable	322,514
Interest receivable	14,836
Receivable for variation margin on open futures contracts	557,568
Foreign taxes recoverable	143,230
Other assets	17,102
Total assets	308,991,624
Liabilities
Net payable on closed forward foreign currency exchange contracts	2,271
Unrealized depreciation on forward foreign currency exchange contracts	42,066
Accrued management fee	40,619
Other accrued expenses and payables	93,560
Total liabilities	178,516
Net assets	$ 308,813,108
* Includes foreign currency of $6,072,411 to cover margin requirements on foreign futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Dividends (net of foreign tax withheld of $849,765)	$ 7,955,359
Interest — Cash Management QP Trust	145,018
Interest — Cash Management Fund Institutional	65,139
Interest	18,313
Total Income	8,183,829
Expenses: Management fee	740,005
Administrative fee	297,928
Auditing	57,648
Legal	31,094
Trustees' fees and expenses	11,901
Other	66,162
Total expenses before expense reductions	1,204,738
Expense reductions	(167,551)
Total expenses after expense reductions	1,037,187
Net investment income (loss)	7,146,642
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,488,900)
Futures	2,563,507
Foreign currency related transactions	(520,619)
(446,012)
Net unrealized appreciation (depreciation) during the period on: Investments	32,576,511
Futures	(400,027)
Foreign currency related transactions	(603,393)
31,573,091
Net gain (loss) on investment transactions	31,127,079
Net increase (decrease) in net assets resulting from operations	$ 38,273,721

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 7,146,642	$ 4,901,513
Net realized gain (loss) on investment transactions	(446,012)	3,574,237
Net unrealized appreciation (depreciation) during the period on investment transactions	31,573,091	38,124,603
Net increase (decrease) in net assets resulting from operations	38,273,721	46,600,353
Capital transactions in shares of beneficial interest: Proceeds from capital invested	83,218,351	69,541,220
Value of capital withdrawn	(97,648,828)	(61,957,229)
Redemption fees	1,210	—
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(14,429,267)	7,583,991
Increase (decrease) in net assets	23,844,454	54,184,344
Net assets at beginning of period	284,968,654	230,784,310
Net assets at end of period	$ 308,813,108	$ 284,968,654

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	285	231	137	141
Ratio of expenses before expense reductions (%)	.40	.39	.40	.44	.42
Ratio of expenses after expense reductions (%)	.35	.35	.35	.35	.35
Ratio of net investment income (loss) (%)	2.40	2.03	2.04	1.88	1.73
Portfolio turnover rate (%)	16	12	6	10	26
Total investment return (%)[a,b]	13.62	19.47	36.50	(16.58)	—
[a] Total investment return would have been lower had certain expenses not been reduced.
[b] Total investment return for the Portfolio was derived from the performance of the Institutional Class of the DWS EAFE® Equity Index Fund.

Notes to Financial Statements

A. Significant Accounting Policies

The EAFE® Equity Index Portfolio (the "Portfolio"), a series of the DWS Investment Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies as well as Cash Management Fund Institutional and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolio may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchange and the close of the New York Stock exchange.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary. Additionally, based on the Portfolio's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Portfolio will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $44,380,048 and $49,642,819, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.25% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, serves as sub-advisor to the Fund and is paid by the Advisor for its services. The Advisor waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

In addition, for the year ended December 31, 2005, the Advisor and Administrator maintained the annual expenses of the Portfolio at not more than 0.35% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at anytime without notice to the shareholders.

Accordingly, for the year ended December 31, 2005, the Advisor waived a portion of its advisory fee aggregating $160,686 and the amount charged aggregated $579,319, which was equivalent to an annual effective rate of 0.19% of the Portfolio's average daily net assets.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2005, the Administrator Service Fee was $297,762, of which $25,048 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its advisor a management fee for the affiliated funds' investments in the QP Trust.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

D. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the Portfolio $6,699, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolio has entered into an agreement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2005, the Administrator Service Fee was reduced by $166 for custodian credits earned.

E. Forward Foreign Currency Exchange Contracts

As of December 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	419,254	USD	500,000	1/27/2006	2,883
GBP	115,709	USD	200,000	1/27/2006	948
Total unrealized appreciation					3,831
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
AUD	274,046	USD	200,000	1/27/2006	(716)
USD	2,150,000	EUR	1,807,832	1/27/2006	(6,422)
USD	1,700,000	GBP	978,820	1/27/2006	(16,160)
USD	1,648,961	JPY	193,797,948	1/27/2006	(18,768)
Total unrealized depreciation					(42,066)
Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound JPY Japanese Yen USD United States Dollar

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of withdrawal requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Subsequent Events

On January 13, 2006, DWS EAFE® Equity Index Fund, formerly a feeder fund in a master-feeder structure, received all of its assets and assumed all liabilities from the master portfolio, EAFE® Equity Index Portfolio, and converted to a stand-alone fund. The master portfolio closed after the conversion of the feeder fund.

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Portfolios and Holders of Beneficial Interest of EAFE® Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EAFE® Equity Index Portfolio (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note H, "Subsequent Events", effective January 13, 2006, the Portfolio ceased operations.

Boston, Massachusetts March 1, 2006	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The DWS EAFE® Equity Index Fund (the "Fund"), a series of the DWS Advisor Funds II (the "Trust"), invests all of its assets in the EAFE® Equity Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") and the current sub-advisory agreement between the Advisor and Northern Trust Investments, N.A. (the "Sub-Advisor") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of the Portfolio's and the Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid by the Advisor out of its fee and not directly by the Fund.

The Advisor or the Sub-Advisor and their predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Portfolio was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes no fee breakpoints but that its total assets are less than $300 million. The Board concluded that the Fund's fee schedule is appropriate given current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ended December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one- and five-year periods ended June 30, 2005, the Fund's (Institutional Class shares) performance was in the 3rd quartile, and for the three-year period was in the 2nd quartile, of the applicable Lipper universe. The Board also observed that the Fund underperformed its benchmark for the one-, three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Sub-Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution. As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's and Sub-Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement and sub-advisory agreement, and concluded that the continuation of the agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	233370 105
Fund Number	558

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Advisor Funds II has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS EAFE EQUITY INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$17,100	$225	$0	$0
2004	$15,300	$185	$8,735	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$8,735	$0	$253,272	$262,007

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Advisor Funds II

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Advisor Funds II

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006